Exhibit 99.1

FOR IMMEDIATE RELEASE                                              JULY 19, 2004


           Castelle Reports Financial Results for Second Quarter 2004

o Sales increase to $2.72 million, up 8% from $2.51 million in the year-ago quarter, and up 6% from $2.56 million sequentially
o Net income, including one time benefit, rises to $171,000 from a pro forma income of $138,000 in the year-ago quarter
o        Sales reach 14 quarter high
o        Cash of $4.84 million is the highest since third quarter 1998

MORGAN HILL, CA - July 19, 2004 - Castelle (Nasdaq: CSTL), a market leader in fax solutions for small to medium-sized workgroups and enterprise applications, today announced financial results for the second quarter ended June 30, 2004.

Sales for the second quarter of 2004 reached $2.72 million, the highest for the Company since the fourth quarter of 2000 and an increase of 8.2% over the $2.51 million reported in the second quarter of 2003. The year-over-year rise in sales is the largest percentage increase in four quarters.

Net income for the second quarter of 2004 was $171,000, or $0.04 per fully diluted share, which included an income tax provision of $121,000. This compares to net income in the year-ago quarter of $228,000, or $0.06 per fully diluted share, which did not include a comparable income tax provision as discussed further below. Net income for the second quarter of 2004 included a benefit of $61,000, or $0.01 per fully diluted share, from a software license settlement.

For the six months ended June 30, 2004, sales totaled $5.28 million, up 5.3% from $5.01 million in the equivalent period of 2003. Net income was $318,000, or $0.07 per fully diluted share, for the first six months of 2004, compared to $471,000 or $0.12 per fully diluted share a year earlier. Net income in the first six months of 2003 did not include an equivalent income tax provision of $219,000 recorded in the first six months of 2004.

"Castelle continues to focus on rolling out its new FaxPress Premier(TM) network fax servers for the enterprise market," said Scott McDonald, President and CEO. "In the second quarter, we experienced the kind of growth we were hoping for when we began product development and marketing initiatives." Mr. McDonald also noted that the Company has now been profitable for the past 12 consecutive quarters, or three full years.

Balance Sheet Remains Strong, Cash Highest Since Q3 1998

Castelle reported cash and cash equivalents totaling $4.84 million on June 30, 2004, which is the highest since the third quarter of 1998. This is up from $4.62 million on December 31, 2003 and $4.37 million on March 31, 2004. The Company remained virtually debt-free as of June 30, 2004.

Pro Forma Operating Results

In the fourth quarter of 2003, Castelle began including both GAAP and pro forma income statements to better compare the impact of the provision for income tax with prior periods. The pro forma income statements use certain non-GAAP measures to help clarify the overall understanding of the Company's current operational performance and its prospects for the future, as well as to provide a more consistent basis for comparison between quarters.

Income before taxes in the second quarter of 2004 was $292,000, or $0.07 per fully diluted share, which included a software license settlement of $61,000, or $0.01 per fully diluted share. Excluding the one time adjustment, the income before tax is comparable to the year-ago quarter. For the six months ended June 30, 2004, income before tax was $537,000, or $0.12 per fully diluted share. Excluding the one time adjustment, income before tax for the six months of 2004 was nearly even with the year-ago period, but lowers by $0.01 per fully diluted share.

Use of Pro Forma Operating Results

Prior to the fourth quarter of 2003, Castelle showed little or no income tax expenses because it was utilizing available Net Operating Loss (NOL) and tax credit carry-forwards to determine its GAAP operating results. For financial reporting purposes, the NOLs were fully reserved by a valuation allowance due to uncertainty as to the likelihood of their being realized. Because of the Company's continued profitability and a determination that it is likely that certain future tax benefits will be realized as required by GAAP, a portion of those deferred tax assets were recognized in the fourth quarter of 2003. Beginning with the first quarter of 2004 and continuing in the latest quarter, the Company is providing for income taxes at an effective tax rate of 40%. However, it still had $12.9 million of NOLs available as of December 31, 2003 to offset future taxable income, so it does not expect to use significant amounts of cash for income-tax payments until those NOLs have been utilized.

The reconciliation of GAAP statement-of-operations to the respective pro-forma figures, for the three- and six-month periods ended June 30, 2003, is explained further at the end of this press release.

About Castelle

Castelle, a market leader in fax solutions for small to medium-sized workgroups, develops office automation systems that allow organizations to easily implement faxing and printing over local area networks and the Internet. Castelle's network fax servers, FaxPress and FaxPress Premier, provide a simple way to integrate fax with email, desktop and back-end applications. Castelle products are designed to be easy to use and maintain, and provide an economical way for companies to share resources over the network. Castelle was founded in 1987 and is headquartered in Morgan Hill, California. Its products are available through a worldwide network of distributors, resellers, online retailers, and the Castelle Online Store. Visit Castelle online at www.castelle.com.

If you would like to be added to Castelle's investor email list, please contact Karin Smith at ksmith@castelle.com.

FaxPress Premier(TM) and FaxPress(TM) are trademarks of Castelle.

Forward-Looking Statements

This press release contains forward-looking statements. These statements are subject to risks and uncertainties, including but not limited to the impact on our results from fluctuations in demand for our products, introduction of new products by our competitors, the timely development, acceptance and pricing of new products, the effectiveness of our cost control and productivity improvement procedures and general economic conditions as they affect the Company's customers. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements as contained in our reports to the Securities and Exchange Commission, including our Forms 10-K and 10-Q. The Company assumes no obligation to update the forward-looking information.




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


                                    CASTELLE
                 Condensed Consolidated Statements of Operations
                      (in thousands, except per share data)
                                   (Unaudited)

                                              Three Months Ended                    Six Months Ended
                                         June 30, 2004      June 30, 2003     June 30, 2004      June 30, 2003
                                         -------------      -------------     -------------      -------------

Net sales                                     $  2,717           $  2,511          $  5,275           $  5,011
Cost of sales                                      592                573             1,231              1,270
                                     --------------------- ----------------- --------------- ------------------
 Gross profit                                    2,125              1,938             4,044              3,741
                                     --------------------- ----------------- --------------- ------------------

Operating expenses:
 Research and development                          428                429               842                784
 Sales and marketing                               892                760             1,686              1,495
 General and administrative                        508                509               973                966
                                     --------------------- ----------------- --------------- ------------------
  Total operating expenses                       1,828              1,698             3,501              3,245
                                     --------------------- ----------------- --------------- ------------------

  Operating income                                 297                240               543                496

Other income/(expenses), net                       (5)               (10)               (6)               (21)
                                     --------------------- ----------------- --------------- ------------------
Income before income taxes                         292                230               537                475

Provision for income taxes                         121                  2               219                  4
                                     -------------------- ------------------ --------------- ------------------
  Net income                                    $  171             $  228            $  318             $  471
                                     ==================== ================== =============== ==================


Net income per common share :
  Basic                                        $  0.05            $  0.07           $  0.09            $  0.15
                                     ======================================================= ==================
  Diluted                                      $  0.04            $  0.06           $  0.07            $  0.12
                                     ======================================================= ==================

Shares used in per share calculation:
  Basic                                          3,573              3,200             3,536              3,223
                                     ======================================================= ==================
  Diluted                                        4,428              4,138             4,439              4,010
                                     ======================================================= ==================

As a percentage of net sales:
Net sales                                       100.0%             100.0%            100.0%             100.0%
Cost of sales                                    21.8%              22.8%             23.3%              25.3%
                                     ------------------------------------------------------- ------------------
 Gross profit                                    78.2%              77.2%             76.7%              74.7%
                                     ------------------------------------------------------- ------------------

Operating expenses:
 Research and development                        15.8%              17.1%             16.0%              15.6%
 Sales and marketing                             32.8%              30.2%             32.0%              29.9%
 General and administrative                      18.7%              20.3%             18.4%              19.3%
                                     ------------------------------------------------------- ------------------
  Total operating expenses                       67.3%              67.6%             66.4%              64.8%
                                     ------------------------------------------------------- ------------------

  Operating income                               10.9%               9.6%             10.3%               9.9%

Other income/(expenses), net                    (0.2%)             (0.4%)            (0.1%)             (0.4%)
                                     ------------------------------------------------------- ------------------
Income before income taxes                       10.7%               9.2%             10.2%               9.5%

Provision for income taxes                        4.4%               0.1%              4.2%               0.1%
                                     ------------------------------------------------------- ------------------
  Net income                                      6.3%               9.1%              6.0%              9.4%
                                     ======================================================= ==================


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


                                    CASTELLE
            Pro Forma Condensed Consolidated Statements of Operations
              Including Provision for Income Taxes in Prior Period
                      (in thousands, except per share data)
                                   (Unaudited)

                                              Three Months Ended                     Six Months Ended
                                          June 30, 2004      June 30, 2003     June 30, 2004      June 30, 2003
                                     -------------------------------------------------------- ------------------

Net sales                                      $  2,717           $  2,511          $  5,275           $  5,011
Cost of sales                                       592                573             1,231              1,270
                                     -------------------------------------------------------- ------------------
 Gross profit                                     2,125              1,938             4,044              3,741
                                     -------------------------------------------------------- ------------------

Operating expenses:
 Research and development                           428                429               842                784
 Sales and marketing                                892                760             1,686              1,495
 General and administrative                         508                509               973                966
                                     -------------------------------------------------------- ------------------
  Total operating expenses                        1,828              1,698             3,501              3,245
                                     -------------------------------------------------------- ------------------

  Operating income                                  297                240               543                496

Other income/(expenses), net                        (5)               (10)               (6)               (21)
                                     -------------------------------------------------------- ------------------
Income before income taxes                          292                230               537                475

Provision for income taxes                          121                 92               219                190
                                     -------------------------------------------------------- ------------------
  Net income                                     $  171             $  138            $  318             $  285
                                     ======================================================== ==================


Net income per common share :
  Basic                                         $  0.05            $  0.04           $  0.09            $  0.09
                                     ======================================================== ==================
  Diluted                                       $  0.04            $  0.03           $  0.07            $  0.07
                                     ======================================================== ==================

Shares used in per share calculation:
  Basic                                           3,573              3,200             3,536              3,223
                                     ======================================================== ==================
  Diluted                                         4,428              4,138             4,439              4,010
                                     ======================================================== ==================





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


                                    CASTELLE
                        GAAP To Pro Forma Reconciliation
              Including Provision for Income Taxes in Prior Period
                      (in thousands, except per share data)

                                                              Three Months Ended
                                              June 30, 2004                        June 30, 2003
                                   --------------------------------------------------------------------------
                                        GAAP     Included     Pro forma      GAAP      Included    Pro forma

Net sales                              $2,717                    $2,717     $2,511                    $2,511
Cost of sales                             592                       592        573                       573
                                   --------------------------------------------------------------------------
 Gross profit                           2,125           0         2,125      1,938            0        1,938
                                   --------------------------------------------------------------------------

Operating expenses:
 Research and development                 428                       428        429                       429
 Sales and marketing                      892                       892        760                       760
 General and administrative               508                       508        509                       509
                                   --------------------------------------------------------------------------
  Total operating expenses              1,828           0         1,828      1,698            0        1,698
                                   --------------------------------------------------------------------------

  Operating income                        297           0           297        240            0          240

Other income/(expenses), net              (5)                       (5)       (10)                      (10)
                                   --------------------------------------------------------------------------
Income before income taxes                292           0           292        230            0          230

Provision for income taxes                121                       121          2           90           92
                                   --------------------------------------------------------------------------
  Net income                            $ 171        $  0         $ 171      $ 228       $ (90)        $ 138
                                   ==========================================================================


Net income per common share:
  Basic                                $ 0.05      $ 0.00        $ 0.05     $ 0.07     $ (0.03)       $ 0.04
                                   ==========================================================================
  Diluted                              $ 0.04      $ 0.00        $ 0.04     $ 0.06     $ (0.02)       $ 0.03
                                   ==========================================================================
Shares used in per share calculation:
  Basic                                 3,573       3,573         3,573      3,200        3,200        3,200
                                   ==========================================================================
  Diluted                               4,428       4,428         4,428      4,138        4,138        4,138
                                   ==========================================================================


                                    CASTELLE
                        GAAP To Pro Forma Reconciliation
              Including Provision for Income Taxes in Prior Period
                      (in thousands, except per share data)

                                                                  Six Months Ended
                                                June 30, 2004                         June 30, 2003
                                    -----------------------------------------------------------------------------
                                         GAAP      Included     Pro forma       GAAP      Included     Pro forma

Net sales                               $ 5,275                   $ 5,275      $ 5,011                   $ 5,011
Cost of sales                             1,231                     1,231        1,270                     1,270
                                    -----------------------------------------------------------------------------
 Gross profit                             4,044           0         4,044        3,741           0         3,741
                                    -----------------------------------------------------------------------------

Operating expenses:
 Research and development                   842                       842          784                       784
 Sales and marketing                      1,686                     1,686        1,495                     1,495
 General and administrative                 973                       973          966                       966
                                    -----------------------------------------------------------------------------
  Total operating expenses                3,501           0         3,501        3,245           0         3,245
                                    -----------------------------------------------------------------------------

  Operating income                          543           0           543          496           0           496

Other income/(expenses), net                (6)                       (6)         (21)                      (21)
                                    -----------------------------------------------------------------------------
Income before income taxes                  537           0           537          475           0           475

Provision for income taxes                  219                       219            4         186           190
                                    -----------------------------------------------------------------------------
  Net income                              $ 318        $  0         $ 318        $ 471     $ (186)         $ 285
                                    =============================================================================


Net income per common share:
  Basic                                  $ 0.09       $0.00         $0.09        $0.15     ($0.06)         $0.09
                                    =============================================================================
  Diluted                                $ 0.07       $0.00         $0.07        $0.12     ($0.05)         $0.07
                                    =============================================================================
Shares used in per share calculation:
  Basic                                   3,536       3,536         3,536        3,223       3,223         3,223
                                    =============================================================================
  Diluted                                 4,439       4,439         4,439        4,010       4,010         4,010
                                    =============================================================================




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



                                    CASTELLE
                      Condensed Consolidated Balance Sheets
                      (in thousands, except per share data)
                                   (Unaudited)

                                                                                June 30, 2004     December 31, 2003
                                                                 ---------------------------------------------------
Assets:
 Current Assets:
  Cash and cash equivalents                                                            $4,842                $4,614
  Accounts Receivable, net                                                                975                   873
  Inventories                                                                           1,465                 1,177
  Prepaid Expenses and other current assets                                               256                   134
  Deferred Taxes                                                                          307                   380
                                                                 ---------------------------------------------------
       Total current assets                                                             7,845                 7,178

  Property and equipment, net                                                             287                   376
  Other non-current assets                                                                103                   103
  Deferred taxes, non-current                                                              --                   146

                                                                 ---------------------------------------------------
       Total assets                                                                    $8,235                $7,803
                                                                 ===================================================

Liabilities and Shareholders' Equity
 Current liabilities:
  Long-term debt, current portion                                                         $14                   $16
  Accounts payable                                                                        418                   314
  Accrued liabilities                                                                   1,519                 1,759
  Deferred revenue                                                                        996                   909
                                                                 ---------------------------------------------------
       Total current liabilities                                                        2,947                 2,998

  Long-term debt, net of current portion                                                   22                    29
                                                                 ---------------------------------------------------
       Total liabilities                                                                2,969                 3,027

 Shareholders' equity                                                                   5,266                 4,776

                                                                 ---------------------------------------------------
       Total liabilities and shareholder's equity                                      $8,235                $7,803
                                                                 ===================================================


                                                        # # # # #

Contact information:

Scott C. McDonald
President & Chief Executive Officer
Tel. (408) 852-8000 Fax (408) 852-8100

Karin Smith
Director of Marketing
Tel. (408) 852-8034
Fax (408) 852-8134
ksmith@castelle.com